UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 4, 2009
Date of Report (Date of earliest event reported)

ZOLL MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-20225 (Commission File No.)	04-2711626 (IRS Employer Identification No.)

269 Mill Road, Chelmsford, MA  01824
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(978) 421-9655

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Explanatory Note

ZOLL Medical Corporation (the “Company”) hereby amends its Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “Commission”) on May 7, 2009, in order to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, relating to the consummation of the Company’s acquisition of Alsius Corporation (“Alsius”) on May 4, 2009.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The following historical audited financial statements of Alsius included in Alsius’ Annual Report on Form 10-K filed with the Commission on March 31, 2009, are hereby incorporated by reference:

•	Report of Independent Registered Public Accounting Firm on Consolidated Financial Statements dated March 31, 2009;
•	Consolidated Balance Sheets as of December 31, 2008 and 2007;
•	Consolidated Statements of Operations for the years ended December 31, 2008 and 2007;
•	Consolidated Statements of Shareholders’ Equity (Deficit) for the years ended December 31, 2008 and 2007;
•	Consolidated Statements of Cash Flows for the years ended December 31, 2008 and 2007; and
•	Notes to Consolidated Financial Statements (with respect to the financial statements of Alsius for the years ended December 31, 2008 and 2007).

(b)	Pro Forma Financial Information

The following unaudited pro forma combined condensed financial information of ZOLL Medical Corporation and Alsius are being filed with this report as Exhibit 99.2 attached hereto:

•	Unaudited Pro Forma Combined Condensed Financial Information
o	Unaudited Pro Forma Combined Condensed Balance Sheet as of December 28, 2008
o	Unaudited Pro Forma Combined Condensed Statement of Operations for the three months ended December 28, 2008
o	Unaudited Pro Forma Combined Condensed Statement of Operations for the twelve months ended September 28, 2008
o	Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(d)	Exhibits

Exhibit No.	Title

23.1*	Consent of Deloitte & Touche LLP
99.1*	Audited financial statements of Alsius Corporation set forth in Item 9.01(a) of this Current Report on Form 8-K (incorporated by reference to the Annual Report on Form 10-K of Alsius Corporation filed with the Commission on March 31, 2009)
99.2*
Unaudited pro forma combined condensed balance sheet as of December 28, 2008; unaudited pro forma combined condensed statements of operations for the three months ended December 28, 2008 and the twelve months ended September 28, 2008; and the notes thereto

* Filed herewith

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZOLL MEDICAL CORPORATION

Date: July 16, 2009	By:	/s/ Richard A. Packer
Richard A. Packer Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Title

23.1*	Consent of Deloitte & Touche LLP
99.1*	Audited financial statements of Alsius Corporation set forth in Item 9.01(a) of this Current Report on Form 8-K (incorporated by reference to the Annual Report on Form 10-K of Alsius Corporation filed with the Commission on March 31, 2009)
99.2*
Unaudited pro forma combined condensed balance sheet as of December 28, 2008; unaudited pro forma combined condensed statements of operations for the three months ended December 28, 2008 and the twelve months ended September 28, 2008; and the notes thereto

* Filed herewith